                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)


Filed by the Registrant                     /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                   SALOMON BROTHERS HIGH INCOME FUND II INC
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                    SALOMON BROTHERS HIGH INCOME FUND II INC
                 7 WORLD TRADE CENTER  NEW YORK, NEW YORK 10048

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                                   June 26, 2000

To the Stockholders:

     The Annual Meeting of Stockholders (the "Meeting") of Salomon Brothers High Income Fund II Inc (the "Fund") will be held at 7 World Trade Center, 38th Floor, Conference Room B, New York, New York, on Tuesday, August 8, 2000 at
3:00 p.m., New York time, for the purposes of considering and voting upon the following:

          1. The election of directors (Proposal 1);

          2. The ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund for the fiscal year ending
     April 30, 2001 (Proposal 2); and

          3. Any other business that may properly come before the Meeting.

     The close of business on June 12, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.

                                         By Order of the Board of Directors,

                                         Christina T. Sydor
                                         Secretary

        TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                        REGISTRATION                      VALID SIGNATURE
          ----------------------------------------  ----------------------------
          CORPORATE ACCOUNTS
          ----------------------------------------
          (1) ABC Corp. ..........................  ABC Corp.
          (2) ABC Corp. ..........................  John Doe, Treasurer
          (3) ABC Corp. ..........................  John Doe
                                                    c/o John Doe, Treasurer
          (4) ABC Corp. Profit Sharing Plan ......  John Doe, Trustee

          TRUST ACCOUNTS
          ----------------------------------------
          (1) ABC Trust ..........................  Jane B. Doe, Trustee
          (2) Jane B. Doe, Trustee ...............  Jane B. Doe
                                                    u/t/d 12/28/78

          CUSTODIAL OR ESTATE ACCOUNTS
          ----------------------------------------
          (1) John B. Smith, Cust. ...............  John B. Smith
                                                    f/b/o John B. Smith, Jr.
                                                    UGMA
          (2) John B. Smith ......................  John B. Smith, Jr., Executor

                    SALOMON BROTHERS HIGH INCOME FUND II INC
                 7 WORLD TRADE CENTER  NEW YORK, NEW YORK 10048

                            ------------------------

                                PROXY STATEMENT

     This proxy statement is furnished in connection with a solicitation by the Board of Directors of Salomon Brothers High Income Fund II Inc (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund to be held at 7 World Trade Center, 38th Floor, Conference Room B, New York, New York, on Tuesday, August 8, 2000 at 3:00 p.m. New York time (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about June 26, 2000. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of directors and FOR proposal 2. The close of business on June 12, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On June 12, 2000, there were 66,871,587 shares of the Fund's Common Stock outstanding.

     In accordance with the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's Common Stock entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

     Salomon Brothers Asset Management Inc ("SBAM"), whose principal business address is 7 World Trade Center, New York, New York 10048, is the Fund's investment adviser. SBAM is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc.

                       PROPOSAL 1: ELECTION OF DIRECTORS

     In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, stockholders will be asked to elect two Class II Directors to hold office until the year 2003 Annual Meeting of Stockholders or thereafter when their respective successors are elected and qualified. The terms of office of the remaining
Class I and Class III Directors expire at the year 2002 and 2001 Annual Meeting of Stockholders, respectively or thereafter in each case when their respective successors are duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

     The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees named below. All of the nominees for election are currently members of the Fund's Board of Directors and have been previously elected a director by the Fund's stockholders. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

     The following table provides information concerning each nominee for election as a director of the Fund:

                                                                COMMON STOCK
                                                             BENEFICIALLY OWNED,
                                                                 DIRECTLY OR
                                                               INDIRECTLY, ON
                                                               APRIL 30, 2000
NOMINEE AND PRINCIPAL OCCUPATIONS DURING    DIRECTOR         -------------------
           THE PAST FIVE YEARS               SINCE     AGE        SHARES(A)
-----------------------------------------   --------   ---   -------------------
NOMINEES TO SERVE UNTIL THE 2003 ANNUAL
    MEETING OF STOCKHOLDERS
    CLASS II DIRECTORS
Charles F. Barber, Member of Audit             1993    83             0
    Committee; Consultant; formerly
    Chairman of the Board, ASARCO
    Incorporated.
Dr. Riordan Roett, Member of Audit             1995    61            100
    Committee; Professor and Director,
    Latin American Studies Program,
    Paul H. Nitze School of Advanced
    International Studies, Johns Hopkins
    University.

     The following table provides information concerning the remaining directors of the Fund:

                                                                COMMON STOCK
                                                             BENEFICIALLY OWNED,
                                                                 DIRECTLY OR
                                                               INDIRECTLY, ON
                                                               APRIL 30, 2000
   DIRECTORS AND PRINCIPAL OCCUPATIONS      DIRECTOR         -------------------
       DURING THE PAST FIVE YEARS            SINCE     AGE        SHARES(A)
-----------------------------------------   --------   ---   -------------------
DIRECTORS SERVING UNTIL THE YEAR 2001
    ANNUAL MEETING OF STOCKHOLDERS
    CLASS III DIRECTORS
Heath B. McLendon*, Chairman and             1998      67           2,141
    President; Managing Director, Salomon
    Smith Barney Inc. ("SSB"), President
    and Director, SSB Citi Funds
    Management LLC ("SSB Citi") and
    Travelers Investment Adviser, Inc.
DIRECTORS SERVING UNTIL THE YEAR 2002
    ANNUAL MEETING OF STOCKHOLDERS
    CLASS I DIRECTORS
Daniel P. Cronin, Member of Audit            1993      54           1,000
    Committee; Vice President and General
    Counsel, Pfizer International Inc.;
    Senior Assistant General Counsel,
    Pfizer, Inc.
Jeswald W. Salacuse, Member of Audit         1993      62            200
    Committee; Henry J. Braker Professor
    of Commercial Law and formerly Dean,
    The Fletcher School of Law & Diploma-
    cy, Tufts University.

------------------
    * "Interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act").
     (A) The holdings of no director represented more than 1% of the outstanding shares of the Fund's Common Stock as of April 30, 2000. Each nominee and director has sole voting and investment power with respect to the listed shares.

     Each of the nominees and directors also serve as directors of certain other U.S.-registered investment companies, as described below. Mr. McLendon also serves as a director of sixteen other investment companies advised by SBAM, forty-three investment companies managed and/or administered by SSB Citi, six investment companies advised by Travelers Investment Management Company and six investment companies managed by Citibank. Mr. Barber also serves as a director of fifteen other investment companies advised by SBAM, two other investment companies advised by Advantage Advisers, Inc. ("Advantage") and three other investment companies advised by CIBC Oppenheimer Advisors L.L.C. ("CIBC").
Mr. Cronin also serves as a director of six other investment companies advised by SBAM. Dr. Roett and Mr. Salacuse also serve as directors of nine other investment companies advised by SBAM. Mr. Salacuse also serves as a Director of two other investment companies advised by CIBC and one other investment company advised by PIMCO Advisors LLC.

     At April 30, 2000, directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund's Common Stock. To the knowledge of the Fund's management, no person owned of record, or owned beneficially, more than 5% of the Fund's outstanding shares of Common Stock at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 66,172,221 shares, equal to approximately 98% of the outstanding shares of the Fund's Common Stock.

     The Fund's executive officers are chosen each year at the meeting of the Board of Directors of the Fund immediately following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. In addition to Mr. McLendon, the present executive officers of the Fund are:

                                                      OFFICER
       NAME                   OFFICE                  SINCE          AGE
------------------  ---------------------------       -------        ----
Peter J. Wilby      Executive Vice President           1998           41
Thomas K. Flanagan  Executive Vice President           1998           47
James E. Craige     Executive Vice President           1998           32
Beth A. Semmel      Executive Vice President           1998           39
Maureen             Executive Vice President           1998           36
O'Callaghan
Lewis E. Daidone    Executive Vice President           1998           42
                      and Treasurer
Christina T. Sydor  Secretary                          1998           47

     Mr. Wilby has also been a Managing Director of SBAM and SSB since January 1996. Prior to January 1996, he was a Director of SBAM and SSB. Mr. Flanagan has been a Managing Director of SBAM and SSB since December 1998. Prior to December 1998, he was a Director of SBAM and SSB. Mr. Craige has been a Managing Director of SBAM and SSB since December 1998. He was a Director of SBAM and SSB since January 1998 and a Vice President of SBAM and SSB from May 1992 to January 1998. Ms. Semmel has been a Managing Director of SBAM and SSB since 1998. Prior to December 1998, she was a Director of SBAM and SSB since January 1996. From May 1993 to January 1996, she was a Vice President of SBAM and SSB. Ms. O'Callaghan has been a Director of SBAM and SSB since January 1998 and a Vice President of SBAM and SSB since October 1988. Mr. Daidone has served as Managing Director of SSB since 1990. He is Director and Senior Vice President of SSB Citi and Travelers Investment Advisers, Inc., and is the Senior Vice President, Treasurer and Chief Financial Officer of its mutual fund complex. Ms. Sydor, Managing Director of SSB, joined SSB in 1986. She is General Counsel of SSB Citi and Travelers Investment Advisers, Inc., and is also Secretary of the investment companies sponsored by SSB.

     The Fund's Audit Committee is composed of Messrs. Barber, Cronin, Salacuse and Dr. Roett. The principal functions of the Audit Committee are: (i) to recommend to the Board the appointment of the Fund's independent accountants;
(ii) to review with the independent accountants the scope and anticipated cost of their audit; and (iii) to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met once during the fiscal year ended April 30, 2000. The Fund has no nominating or compensation committees.

     During the fiscal year ended April 30, 2000, the Board of Directors met six times. Each director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he was eligible, with the exception of Mr. Cronin.

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the directors by the Fund, as well as by the various other investment companies advised by SBAM. The following table provides information concerning the compensation paid to each director from the Fund during the fiscal year ended April 30, 2000, and the total compensation paid to each director for the calendar year ended December 31, 1999. Certain of the directors listed below are members of the Audit Committee of the Fund and other committees of certain other investment companies advised by SBAM, and accordingly, the amounts provided in the table include compensation for service on such committees. The Fund does not provide any pension or retirement benefits to directors.

                                                   TOTAL COMPENSATION
                                                   FROM THE FUND AND
                             AGGREGATE               OTHER FUNDS
                            COMPENSATION           ADVISED BY SBAM
                            FROM THE FUND       AND ITS AFFILIATES FOR
                        FOR FISCAL YEAR ENDED     CALENDAR YEAR ENDED
NAME OF DIRECTORS          APRIL 30, 2000          DECEMBER 31, 1999
----------------------  ---------------------   ----------------------
                                                   DIRECTORSHIPS(A)
Charles F. Barber.....         $ 8,600                 $135,100(16)*
Daniel P. Cronin......         $ 7,100                 $ 50,200(7)
Dr. Riordan Roett.....         $ 8,600                 $ 80,300(10)
Jeswald W. Salacuse...         $ 8,600                 $ 64,600(10)

------------------

(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.
(*) In addition Mr. Barber received $18,375 in deferred compensation from six investment companies advised by an affiliate of SBAM.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than 10% of the Fund's Common Stock, SBAM, and its directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that all relevant persons have complied with applicable filing requirements during its most recently completed fiscal year.

REQUIRED VOTE

     Directors are elected by a plurality of the votes cast by the holders of shares of the Fund's Common Stock present in person or represented by proxy at a meeting at which a quorum is present. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.

     THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS," UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTORS.
        PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Fund's Board of Directors has selected PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ending April 30, 2001. The appointment of independent accountants is approved annually by the Board of Directors and is subsequently submitted to the stockholders for ratification. The Fund has been advised by PricewaterhouseCoopers LLP that at April 30, 2000, neither that firm nor any of its partners had any direct or material indirect financial interest in the Fund. A representative of PricewaterhouseCoopers LLP will be present at the Meeting to answer questions concerning the audit of the Fund's financial statements and will have an opportunity to make a statement if he chooses to do so.

REQUIRED VOTE

     Ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants requires the affirmative vote of the holders of a majority of the shares of the Fund's Common Stock present in person or represented by proxy at a meeting at which a quorum is present. For purposes of this proposal, abstentions and broker non-votes will not be considered to be votes cast for the foregoing purpose.

     THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS," UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS.

                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 2001 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than February 27, 2001. Any stockholder who desires to bring a proposal at the Fund's 2001 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to Salomon Brothers High Income Fund II Inc, 7 World Trade Center, New York, New York 10048) during the period from May 10, 2001 to June 8, 2001.

                               OTHER INFORMATION

     The Fund's Annual Report containing financial statements for the fiscal year ended April 30, 2000, will be available free of charge by writing to the Fund c/o Salomon Brothers Asset Management Inc at the address listed on the front cover, or by calling toll-free 1-888-777-0102.

                         EXPENSES OF PROXY SOLICITATION

     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of SBAM, or its affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

                                 OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

June 26, 2000